UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

VIRTUALSCOPICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other that the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

of VirtualScopics, Inc.

To All VirtualScopics, Inc. Stockholders:

We are pleased to invite you to attend the Annual Meeting of the Stockholders of VirtualScopics, Inc., a Delaware corporation, to be held at 10:00 a.m. on June 2, 2015, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York, 14610, for the following purposes:

1.	To elect six (6) members to our Board of Directors to serve until our 2016 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	To ratify the appointment of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	To cast a non-binding advisory vote approving the compensation of certain of our executive officers; and

4.	To transact such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

Our Board of Directors recommends a vote for Proposals 1, 2, and 3. Our Board of Directors has fixed the close of business on April 6, 2015, as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and any adjournment thereof. Holders of our Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock vote together with holders of our Common Stock on Proposals 1, 2, and 3 above. A list of these stockholders will be available for inspection at least ten (10) days prior to the Annual Meeting, at the company’s headquarters at 500 Linden Oaks, Second Floor, Rochester, New York 14625.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 2, 2015.  Under rules adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record.  Our 2014 Annual Report on Form 10-K, the Proxy Statement, and any amendments to the foregoing materials that are required to be furnished to stockholders are available at https://materials.proxyvote.com/928269. Instructions on how to access and review the proxy materials on the Internet can also be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to stockholders who hold their shares in street name. The Notice includes instructions for stockholders who hold their shares in street name on how to access the proxy card to vote via the Internet.

Submitting your proxy card or voting online will not prevent you from attending or voting your shares at the meeting. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting of Stockholders. For specific instructions on how to vote your shares, see the proxy card or the Notice sent to you.  YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE.

By the Order of the Board of Directors

James Groff, Chief Financial Officer

April 22, 2015

Rochester, New York

This notice and the accompanying Proxy Statement, 2014 Annual Report, and proxy card or voting instruction form were either made available to you via the Internet or mailed to you on or about April 23, 2015.

VIRTUALSCOPICS, INC.

PROXY STATEMENT

This Proxy Statement is being sent to the holders of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock of VirtualScopics, Inc., a Delaware corporation, or the Company, in connection with the solicitation of proxies by our management for use at the 2014 Annual Meeting of Stockholders to be held at 10:00 a.m. on June 2, 2015, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York, 14610, and any adjournments thereof, for the following purposes:

1.	To elect six (6) members to our Board of Directors to serve until our 2015 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	To ratify the appointment of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	To cast a non-binding advisory vote approving the compensation of certain of our executive officers; and

4.	To transact such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

Internet Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission, we are furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to stockholders who hold their shares in street name. The Notice will also include instructions for stockholders who hold their shares in street name on how to access the proxy card to vote via the Internet. Our principal executive offices are located at 500 Linden Oaks, Rochester, New York 14625; telephone (585) 249-6231.

SOLICITATION AND VOTING

Information relevant to these matters is set forth in the attached Proxy Statement. Our Board of Directors has fixed the close of business on April 6, 2015, as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting, and any adjournment thereof. As of the close of business on the record date, we had 2,994,928 shares of Common Stock, 2,165 shares of Series A Preferred Stock, 600 shares of Series B Preferred Stock and 3,000 shares of Series C-1 Preferred Stock outstanding. Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock vote with Common Stock. Each outstanding share of Common Stock is entitled to one vote per share. Each outstanding share of Series A Preferred Stock is entitled to 83.036 votes. Each outstanding share of Series B Preferred Stock is entitled to 81.3 votes. Each outstanding share of Series C-1 Preferred Stock is entitled to 65.359 votes. Accordingly, as of the record date we had outstanding 3,419,558 shares entitled to vote.

Each of the proposals set forth in this Proxy Statement will be voted upon separately at the Annual Meeting. The affirmative vote of the holders of a plurality of the outstanding voting shares present in person or represented by proxy at the Annual Meeting will be required to elect six (6) directors to our Board of Directors under Proposal 1. The vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be necessary to approve Proposals 2 and 3. The vote of a majority of voting shares present in person or represented by proxy and entitled to vote on the subject matter is necessary to approve any other business presented at the Annual Meeting. Such holders are entitled to vote their shares on the other proposals described in this proxy statement and on any other business that may properly come before the meeting or any reconvened meeting following any adjournment thereof.

Proxies that abstain on one or more proposals and “broker non-votes” will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in “street name” is entitled to vote the shares on some matters but not others. If your shares are in street name (or held by your broker) and you do not give your broker voting instructions on those matters for which the broker has no discretion, the missing votes are broker non-votes. In this year’s vote, brokers are entitled to vote for Proposal 2. Client directed abstentions are not broker non-votes. Abstentions, but not broker non-votes, are counted in tabulations of the votes cast on proposals presented to the stockholders and will have the same effect as a vote against the proposals. Stockholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting assuming the broker returns the proxy or attends the meeting. Stockholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company. For these reasons, it is important that all shares are represented at the Annual Meeting, either by you attending the Annual Meeting in person or by giving a proxy to vote your shares.

1

Your vote is very important. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all proposals.

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to our Corporate Secretary, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: VirtualScopics, Inc., 500 Linden Oaks, Rochester, New York, 14625, Attention: Corporate Secretary.

The Board is soliciting proxies so that you can vote before the Annual Meeting. Even if you currently plan to attend the meeting, we recommend that you vote by proxy before the meeting so that your vote will be counted if you later decide not to attend. If you are the record holder of your shares, there are two ways you can vote by proxy:

By Internet	You may vote via the Internet by going to www.continentalstock.com and following the instructions when prompted. In order to vote, you will need to have the control number that appears on the proxy card or Notice you received in the mail.

By Mail	You can vote by completing, signing, dating, and returning the proxy card you received in the mail.

If your shares are held in street name, you may vote your shares before the meeting via the Internet by following the instructions on the Notice you received or, if you received a voting instruction form from your brokerage firm, bank, or other similar entity by mail, by completing, signing, and returning the form you received. You should check your voting instruction form to see if telephone voting is available to you.

If you received more than one Notice or proxy card, this means you hold shares of common stock in more than one account. You must complete, sign, date, and return each proxy card or vote all shares via the Internet or by telephone. If you vote via the internet or by telephone, you should not mail back any proxy card you received.

If you vote by mail, you should specify your respective choices on the accompanying proxy card. If you do not give specific instructions with regard to the matters to be voted upon, the shares represented by your signed proxy card will be voted “FOR” Proposals 1, 2 and 3. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting, or at any adjournment or postponement thereof, in accordance with the directions given. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote for or against these matters according to their judgment.

If you vote using one of the methods indicated above, you will be designating James Groff and Eric Converse, each of whom is an executive officer, as your proxies to vote your shares as you instruct. If you sign and return your proxy card but do not give any voting instructions on your proxy card, these individuals will vote your shares by following the Board’s recommendations. If any other business properly comes before the meeting, these individuals will vote on those matters in a manner they consider appropriate.

If you are a stockholder of record on the record date, you can vote your shares of common stock in person at the Annual Meeting. If your shares are held in street name, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm or bank authorizing you to vote the shares it holds in its name. If you attend the meeting and vote your shares by ballot, your vote at the meeting will revoke any vote you submitted via the Internet, by telephone or by mail. Even if you currently plan to attend the meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

The proxies will be solicited by mail, or through our online website pursuant to the Notice to be mailed on or about April 23, 2015, and the cost of solicitation will be paid by us. Designated officers and selected employees may also solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. These officers and employees will not be compensated additionally for that solicitation. We will also pay for the cost of this additional solicitation. We are also requesting that brokers, banks and other custodians send soliciting materials to beneficial owners. We will reimburse them for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies as provided herein will be paid by us.

2

Dissenter’s Rights

Under Delaware law, stockholders are not entitled to exercise appraisal or dissenter’s rights in connection with the approval of the proposals, and we will not independently provide stockholders with any such right.

PROPOSAL 1 - ELECTION OF DIRECTORS

We currently have seven (7) directors on our Board of Directors. Eric Converse, Robert Klimasewski, Bruce Lev, Charles Phelps, Terence Walts and Michael Woehler have been nominated by our Board of Directors, upon the recommendation of our Corporate Governance and Nominating Committee, to serve as directors until the 2015 Annual Meeting of Stockholders and until a successor is elected and qualified, unless they die, resign or are removed before that meeting. All six (6) of these nominees are currently directors, and each has consented to continue serving as a director. Michael Woehler was elected to the Board of Directors on February 6, 2015, upon the recommendation of the Company’s Corporate Governance and Nomination Committee, and in connection with the Board’s approved expansion of the size of the Board from six to seven directors. If any of these nominees becomes unavailable for election before the 2015 Annual Meeting, the Board of Directors may name a substitute nominee, and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. In connection with the resignation of David Rubin, Andrew Levitch was elected as director on February 10, 2015, by the holders of our outstanding Series C-1 Preferred Stock, and will continue in office.

The Board of Directors has concluded that Robert Klimasewski, Bruce Lev, Charles Phelps, Andrew Levitch, Terence Walts and Michael Woehler are “independent” as defined by NASDAQ and under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as that term relates to membership on the Board of Directors.

Directors are elected by a plurality of the votes cast by the shares entitled to vote. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors.

The shares represented by proxy cards returned to us will be voted FOR each of the following individuals unless you specify otherwise.

Eric Converse, age 48, has served as a director of the Company since August 2013 and as President and Chief Executive Officer since October 2013. Mr. Converse is a principal of Converse & Company. He is also the Managing Director of Nedamco Capital and has been involved with Nedamco Capital since 2002. He has over 20 years of hands-on management experience working with early-stage companies. He represented Nedamco Capital’s interest as CEO of Oblicore from 2009 to 2010, which was subsequently acquired by CA Technologies.  Prior to joining Nedamco Capital, Mr. Converse was CEO of Oneswoop.com, which was acquired by Norwich Union Consumer Products (Aviva). Earlier in his career, Mr. Converse worked for Nedamco North America Corporation, a US-based global technology development company, where he led the development of new markets (primarily India and China) and played an active role in its successful sale.  Mr. Converse received his B.S. degree from Michigan State University and attended Erasmus University in Rotterdam, the Netherlands.

Robert G. Klimasewski, age 72, has served as a director of the Company since its inception, and Chairman from August 2006 until August 2013. He served as Chief Executive Officer of the Company from June 2005 through August 2006. Mr. Klimasewski served as President and Chief Executive Officer of Transcat, Inc. (formerly Transmation, Inc.) (NASDAQ: TRNS), a publicly-held global distributor of professional grade test, measurement and calibration instruments, from 1994 to 1998, when he relinquished those titles and assumed the role of Chairman of the Board of Transcat. In 2002, Mr. Klimasewski stepped down as Chairman of the Board of Transcat and was re-appointed President and Chief Executive Officer. He served in those roles until 2004, when he retired. He also was a co-founder of Burleigh Instruments Inc., a manufacturer of precision scientific instrumentation, which was sold in December 2000. He served for 18 years on the Board of Directors of Laser Power Corporation, a publicly-held company, until its sale in 2000. He currently serves on the Board of Directors of The University Technology Seed Fund. He is a member of the University of Rochester’s Visiting Committee for the School of Engineering and Applied Science. Mr. Klimasewski holds B.S. and M.S. degrees in optical engineering from the University of Rochester.

Bruce L. Lev, age 71, has served as a director of the Company since August 2013. He also serves on the Board of Directors of Intersections Inc. (NASDAQ: INTX) and is on the Compensation Committee. Mr. Lev is a Managing Director of Loeb Holding Corp., of New York, New York. Prior thereto he was Vice Chairman and Director of USCO Logistics, which business was sold to global freight forwarder Kuhne & Nagel in 2001. From 1995 through early 2000, he was Executive Vice President of Corporate and Legal Affairs of Micro Warehouse Inc. (NASDAQ: MWHS), a $2.5 billion direct marketer of brand name personal computers and accessories to commercial and consumer markets. He also served on Micro Warehouse’s four-person Executive Committee with global responsibility for legal and regulatory affairs, human resources, corporate communications, risk management and facilities. From 1995 through 2002 he was also a member of the Board of Directors of the Roper Organization and served on the Board of the Direct Marketing Association. Prior to 1995, Mr. Lev was engaged in the private practice of law. He is a 1965 graduate of Wesleyan University in Middletown, Connecticut, and a 1968 graduate of the University of Virginia School of Law. Mr. Lev was Vice Chairman of AirDat, LLC, a privately held company recently sold to Panasonic Avionics Corporation, which provides weather forecasting and business risk solutions for commercial and military users. Until its sale to Kratos, Inc., Mr. Lev was on the Board of Directors of Integral Systems Inc. (NASDAQ: ISYS) a leading global provider of satellite ground based command and control systems for commercial and military customers. At Integral, he served on the Audit Committee and was Chairman of the Compensation Committee.

3

Charles E. Phelps, Ph.D., age 72, has served as a director of the Company since December 2005. Dr. Phelps retired from his position of provost of the University of Rochester (University of Rochester is a stockholder of the company) in July 2007, a position he had held since 1994. Prior to that position, Dr. Phelps was the chair of the Department of Community and Preventive Medicine in the University of Rochester’s School of Medicine and Dentistry. Prior to working at the University of Rochester, Dr. Phelps served as a senior staff economist and a program director at the RAND Corporation. He served from 1998 to 2006 as Director and from 2004 to 2006 as Chair for the Board of Trustees of the Council of Library and Information Resources and from 2004 to 2010 as Director for the Center for Research Libraries. Dr. Phelps has a bachelor’s degree in mathematics from Pomona College, an MBA in hospital administration from the University of Chicago, and a PhD in business economics from the University of Chicago.

Terence A. Walts, age 67, has served as a director of the Company since December 2005.  Mr. Walts is President, CEO and Director of Cambium Medical Technologies, LLC (“CMT”), a medical start-up company developing regeneration therapies through novel human platelets. Previously, Mr. Walts served as a CEO and Director of Transfusion & Transplantation Technologies LLC (“3Ti”), a medical device/diagnostics company developing next generation automated blood analyzer technology and associated consumables for the pre-transfusion/immunohematology market. Mr. Walts also consults for and serves as a director for ConnecTiss LLC, a start-up out of Clemson University developing proprietary treatments designed to help restore skin elastin. Prior to joining CMT, Mr. Walts served for three years and until late 2005 as President, CEO of Refocus Group, Inc., (OTCBB: RFCS) an eye care company developing a surgical procedure for presbyopia and glaucoma. Prior to that position, Mr. Walts acted as a consultant to medical startup companies and held positions with, among others, Oncose, Inc., an in-vitro diagnostics company, PointDx, a virtual colonoscopy and structural radiology reporting software company, and Medjet, Inc., an early stage medical devices company.  He served as Senior Vice President of CIBA Vision (Novartis), a diversified eye care company from 1988 to 1998.  He holds a BS in Marketing from Indiana University and a MBA from the University of Notre Dame.

Michael Woehler, Ph.D., age 69, has served as a director of the Company since February 2015, when he was elected to the Board of Directors upon the recommendation of the Company’s Corporate Governance and Nomination Committee, and in connection with the Board’s approved expansion of the size of the Board from six to seven directors. He also currently serves as a Board Member of SynteractHCR. From 2010 to 2013, Mr. Woehler served as the President and CEO of CoreLab Partners, Inc., a worldwide leader in cardiac safety and imaging services. Prior thereto, he served from 2006 to 2010 as President and CEO for Medifacts International Inc. (“Medifacts”), which provided solutions to the pharmaceutical and biotech industry for the collection, interpretation, analysis and management of cardiac safety and efficacy information during drug development. Medifacts filed for protection under Chapter 11 of the United States Bankruptcy Code in early 2007 and then emerged from bankruptcy after completing a successful turnaround during Mr. Woehler’s tenure, before merging with RadPharm in 2010 to form CoreLab Partners, Inc. From 2001 to 2006, he served as Executive Vice President and President of Clinical Research Services for Parexel International Corporation, one of the largest contract life sciences and pharmaceutical outsourcing organizations in the world. Mr. Woehler has a BA in biology and chemistry from Northwestern University and a Ph.D in microbiology and immunology from Marquette University.

The Company believes that its Board as a whole should encompass a range of experience and expertise to provide us with sound guidance with respect to our operations and interests.  We look for individuals qualified to become directors based on the needs of the Board, such as independence, industry or other professional expertise, relevant skills and experience and diversity.  While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, we seek a diverse and appropriate balance of members who have the experiences, qualifications, attributes or skills that are necessary to oversee a publicly traded, growth oriented organization that operates in the pharmaceutical, biotechnology and medical device industries when considering the overall composition of the Board.  Our policy is to have at least a majority of directors qualify as “independent” under the NASDAQ listing requirements.  We seek directors with experience in areas relevant to the strategy and operations of our business and an understanding of our business and the industry in which we operate, as well as general business and finance experience.  Each of our current directors holds or has held senior executive positions in organizations and has operating experience that meets these objectives, as described above.  Several of our directors also have experience serving on boards of directors and board committees of other public companies.  The Corporate Governance and Nominating Committee also believe that each of the current directors and nominees has other key attributes that are important to an effective board: the time and commitment to devote significant time to the Company; personal and professional integrity; diversity of experience in different industries; and general business acumen.

4

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES AS DIRECTORS.

Information Regarding Directors who are not Nominees for Election and are Continuing in Office

Andrew Levitch, Ph.D., age 52, has served as a director of the Company since February 2015. Mr. Levitch is the Founder and Managing Director of Finategy, since 2013, a strategic advisory firm focused on providing decision support at the intersection of finance and strategy. Mr. Levitch founded Finategy after gaining more than 20 years of experience leading strategic, financial and operations teams in life sciences and technology companies, ranging from Fortune 50 to start-up. Prior experience includes two years from 2011 to 2013 as a partner at CDA, a life sciences consulting firm, 16 years at Merck, from 1993 – 2000 and 2002 – 2011, including roles as Senior Director, Global Scientific Strategy – Portfolio Management, Senior Director, Business & Research Integration, Business Director, Advanced Technologies and Oncology, and Associate Director of Investment Analysis and Planning, two years as the CFO of Advanticom Corporation, and several years with three regional public accounting firms providing litigation support, management advisory, accounting, tax and audit services to small and mid-sized companies. Mr. Levitch received his MBA degree from Lehigh University, a BS degree in accounting from Rutgers College of Business, and served in the United States Navy.

Mr. Levitch is the sole member of Finategy, which is a consultant to Merck Global Health Innovation Fund LLC (“GHI”). GHI holds our outstanding Series C-1 Preferred Stock and has the right to designate a director, and has elected to designate Mr. Levitch as their director.

Corporate Governance

Pursuant to the General Corporation Law of the State of Delaware, the state under which we are organized, and our By-laws, our business, property and affairs are managed by or under the direction of our Board of Directors. Members of our Board of Directors are kept informed of Company business through discussions with our Chief Executive Officer and Chief Financial Officer, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, but the Board believes that the most effective leadership model for the Company at this time is to separate the roles. Therefore, the Board has separated the positions of Chairman and Chief Executive Officer, and has an independent director serve as Chairman.  This structure provides a greater role for independent directors in the oversight of the Company.  Further, this structure permits the Chief Executive Officer to focus on the management of the Company’s day-to-day operations.

The Company has a risk management program overseen by the Chief Executive Officer.  Material risks are identified and prioritized, and each prioritized risk is referred to the Audit Committee or the full Board for oversight. For example, strategic risks are referred to the full Board, while financial risks are referred to the Audit Committee. The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each, and annually reviews the Company’s risk management program as a whole. Also, the Compensation and Personnel Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking on behalf of the Company or give rise to risks that would be reasonably likely to have a material adverse effect on the Company.

Board of Directors and Committee Meetings

During 2014, VirtualScopics’ Board of Directors held seven meetings. During 2014, the Compensation and Personnel Committee met nine times, the Audit Committee met six times, and the Corporate Governance and Nominating Committee met four times. No director attended fewer than 75% of the 2014 Board of Directors meetings. It is our policy to have each director attend the Annual Meeting of Stockholders, barring any reasonable conflicts. In 2014, all directors attended the Annual Meeting of the Stockholders.

The independent directors on our Board of Directors meet in regularly scheduled meetings at which only independent directors are present.

Board of Director Committees

Audit Committee.   The Audit Committee is currently composed of Bruce Lev (Chair), Robert Klimasewski, Charles Phelps and Andrew Levitch. The responsibilities of the Audit Committee are more fully set forth in the Audit Committee Charter, a copy of which is available without charge at our website, www.virtualscopics.com.

The Audit Committee reviews with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls. Our Board of Directors has determined that each member of the committee is independent in accordance with applicable rules of NASDAQ and the SEC and that Robert Klimasewski meets the qualifications as “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of SEC Regulation S-K, and that all four members meet NASDAQ’s financial literacy criteria.

5

Compensation and Personnel Committee. The Compensation and Personnel Committee is currently composed of Terence Walts (Chairman), Robert Klimasewski, Bruce Lev and Michael Woehler. Our Board of Directors has determined that each of the members of the committee is independent in accordance with applicable NASDAQ rules. The responsibilities of the Compensation and Personnel Committee are to oversee the compensation structure of the officers of the Company as well as authorization of granting of equity instruments to employees, directors and consultants. The responsibilities of the Compensation and Personnel Committee are more fully set forth in the Compensation and Personnel Committee Charter, a copy of which is available without charge at our website, www.virtualscopics.com.

The Compensation and Personnel Committee has broad authority to review management’s performance, assess market competition and set guidelines for compensation of our directors and executive officers. The committee does not delegate its authority regarding compensation but does periodically seek input from our President and Chief Executive Officer and Chief Financial Officer. The committee has not to date sought advice of outside compensation consultants as to the amount or form of management compensation.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is currently composed of Charles Phelps (Chairman), Terence Walts and Andrew Levitch. The Board of Directors has determined that each of the members of the committee is independent in accordance with NASDAQ rules. This committee is responsible for assisting the Board of Directors by identifying individuals qualified to become directors based on the needs of the Board, such as independence, industry or other professional expertise, relevant skills and experience and diversity, in accordance with the committee’s charter, and to recommend to the Board of Directors nominees for each Annual Meeting of Stockholders; reviewing corporate governance matters; leading the Board of Directors in its annual review of the Board of Directors’ performance; and recommending to the Board of Directors director nominees for each committee. The responsibilities of the Corporate Governance and Nominating Committee are more fully set forth in the Charter, a copy of which is available without charge at our website, www.virtualscopics.com.

In considering whether to nominate a candidate for election to the Board of Directors, each candidate’s qualifications are considered in their entirety. Our Board of Directors has not established minimum qualifications that nominees must meet in order to be considered for election as a director but believes that the Board as a whole should encompass a range of experience and expertise to provide us with sound guidance with respect to our operations and interests. Each of this year’s nominees currently serve on the Board of Directors and were elected by the shareholders at the 2014 Annual Meeting, with the exception of Michael Woehler, who was appointed to the Board on February 6, 2015, in connection with the Board of Directors’ approved expansion of the size of the Board from six to seven directors. Mr. Woehler was first identified as a potential Director and recommended by the Corporate Governance and Nomination Committee, who determined that he was qualified under the committee’s criteria.

The committee reviews nominees suggested by stockholders and advises such stockholders of the outcome of their suggestions. To be considered by the Committee, stockholder nominations must be submitted in writing to the committee addressed to the Company’s headquarters within the timing of stockholder proposals generally. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an Annual Meeting of Stockholders must ensure that it is received by the Company, as provided above, no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior Annual Meeting of Stockholders. In the event that the date of the Annual Meeting of Stockholders for the current year is more than 30 days following the first anniversary date of the Annual Meeting of Stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company’s proxy statement for the Annual Meeting of Stockholders for the current year.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company’s consolidated financial statements audited by Marcum LLP, including the balance sheets as of December 31, 2014 and 2013, and the consolidated statements of operations, cash flows and stockholders’ equity for the fiscal years ended December 31, 2014 and 2013. It also discussed with Marcum LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board, including the role of the auditor, the Company’s significant accounting policies, the methodology used by management in making significant accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates, the methodology used by management in making significant adjustments in the financial statements, any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements, any difficulties encountered in performing the audit, and certain other matters. Marcum LLP has provided the Committee with the written disclosures and letter required by Independent Standards Board Statement No. 1 and the Committee has discussed with Marcum LLP its independence.

6

Based on the review and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for 2014 for filing with the SEC.

Respectfully submitted,

The Audit Committee:
Bruce Lev, Chair
Robert Klimasewski
Andrew Levitch
Charles Phelps

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is applicable to our directors, officers and employees and can be viewed on our website, www.virtualscopics.com, under the section entitled “Committees and Charters”.

Communications with Directors

Stockholders who wish to communicate with the Board of Directors or any individual director can write to:

VirtualScopics, Inc.

Board Administration

500 Linden Oaks

Rochester, New York 14625

The letter should indicate that the sender is a stockholder. Depending on the subject matter, management will:

•	forward the letter to the director or directors to whom it is addressed,
•	attempt to handle the matter directly (as where information about the Company or our stock is requested), or
•	not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic.

A summary of all communications that were received since the last meeting and were not forwarded will be presented at each meeting of our Board of Directors along with any specific communication requested by a director.

Director Compensation

Our Board of Directors has adopted a Non-Employee Director Compensation Plan, or Director Plan, which was approved by stockholders at our 2008 Annual Meeting. The Director Plan provides for cash compensation and awards of stock options and stock awards to each director of the Company who is not a current employee of the Company or any of its affiliated companies. The stock options and shares of common stock that may be issued pursuant to the Director Plan will be issued under the VirtualScopics, Inc., Amended and Restated 2006 Long-Term Incentive Plan, or 2006 Plan.

The Director Plan provides for compensation elements comprised of: an initial stock option grant; annual remuneration; and per meeting fees.

Initial Stock Option Grant. Each participating director is entitled to receive a one-time stock option grant covering 2,500 shares of our common stock under the 2006 Plan. The stock options generally vest in annual increments over four years beginning on the date of grant. The options are granted at the first Board meeting attended by a director, to the extent permitted at such time, or such later regular Board meeting when such grant is permitted.

Annual Option Grant. Each participating director will be eligible to receive an annual grant of stock options under the 2006 Plan. The amount of the grant will be determined by the Compensation and Personnel Committee each year at or about the February Board meeting based on participant performance during the previous year. The number of options awarded on that date will be determined utilizing the Black-Scholes pricing model to determine a per share “value” divided into an amount up to $20,000.

7

Annual Retainer. Each participating director is entitled to receive an annual retainer in the amount of $7,500, with a $12,500 retainer for the Chairman. Payment may be taken in the form of cash or shares common stock under the 2006 Plan, at the discretion of each director. Each Participant will be asked to make an annual election at the annual stockholders meeting for the coming year. For those directors electing to fees in the form of an award of shares, the fair market value (as defined under the 2006 Plan) on the last business day of the quarter will be used to calculate the number of shares contained in the award in lieu of cash for the quarter. Each such award shall be approved by the Board of Directors. Such price, however, shall not be below any existing anti-dilution trigger price applicable to us.

Per Meeting Fees.  Participating directors will be entitled to receive the following meeting fees:

Board Meetings	$1,750
Committee Meetings	$1,000
Compensation and Audit Committee Chair/Nominating Committee Chair	$1,500/1,250

Directors will not be paid for more than one meeting per day. In the event there are multiple meetings, payment will be made for the meeting requiring the highest fee. Meeting fees will be paid quarterly on or about the first business day following the end of a quarter for the previous quarter. Payment may be taken in the form of cash or shares of restricted stock under the 2006 Plan, at the discretion of each director. Each Participant will be asked to make an annual election at the annual stockholders meeting for the coming year. For those directors electing fees in the form of an award of shares, the fair market value (as defined under the 2006 Plan) on the last business day of the quarter will be used to calculate the number of shares contained in the award in lieu of cash for the quarter. Each such award shall be approved by the Board of Directors. Such price, however, shall not be below any existing anti-dilution trigger price applicable to us.

Term, Amendment and Termination. The Director Plan expires on February 26, 2018. The Board may terminate or suspend the Plan at any time, without stockholder approval. The Board may amend the Plan at any time and for any reason without stockholder approval; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

	Fees Earned			Non-Equity	Nonqualified
	or Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)(1)	($)(2), (3)	($)	Earnings	($)	($)
Mostafa Analoui(4)	$8,000	$-	$-	$-	$-	$-	$8,000
Daniel Kerpelman(4)	$7,500	$-	$-	$-	$-	$-	$7,500
Robert Klimasewski	$21,250	$-	$-	$-	$-	$-	$21,250
Bruce Lev	$25,250	$-	$-	$-	$-	$-	$25,250
Charles Phelps	$25,250	$-	$-	$-	$-	$-	$25,250
David Rubin(5)	$-	$-	$-	$-	$-	$-	$-
Terence Walts	$22,750	$-	$-	$-	$-	$-	$22,750

(1)	Under the Non-Employee Director Compensation Plan, directors may elect to receive the annual retainer of $7,500, $12,500 for the Chairman, and per meeting fees in the form of cash or our restricted stock under the 2006 Long Term Incentive Plan. All the non-employee directors elected to receive their fees in cash during 2014.

(2)	The option award value represents the full grant date fair value. Per SEC rules, the amount excludes forfeitures for service-based vesting conditions.

(3)

Includes options granted under the Non-Employee Director Compensation Plan, outstanding at fiscal year-end, to acquire the following number of shares: Mr. Klimasewski, 42,660 shares; Mr. Lev, 2,500 shares; Mr. Phelps, 10,160 shares; Mr. Kerpelman, 8,157 shares; Dr. Analoui, 8,157 shares; and Mr. Walts, 10,160 shares. The shares underlying the option grants are authorized and reserved for issuance under the 2006 Plan. Mr. Klimasewski’s options to purchase 42,660 shares includes outstanding options to purchase 35,000 shares of common stock granted in November 2005 during his employment as the Company’s Chief Executive Officer. He retired as Chief Executive Officer in August 2006.

(4)	Messrs. Analoui and Kerpelman did not stand for re-election in 2014 and served as directors until our Annual Meeting on June 17, 2014.

(5)	Dr. Rubin served as a director from April 3, 2012 to February 10, 2015. He was elected exclusively by holders of outstanding Series C Preferred Stock and elected to not receive compensation for his services as a director.

8

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the beneficial ownership of VirtualScopics’ common stock by (i) each person who is known by VirtualScopics to own of record or beneficially more than 5% of the outstanding common stock, (ii) each of VirtualScopics’ directors, nominees and named executive officers, and (iii) all current directors and named executive officers of VirtualScopics as a group. The first two columns of the table set forth beneficial ownership information for such persons as of April 6, 2015.

Common Stock	Number of Common	Percentage of
	Shares Beneficially	Common Shares
5% or greater stockholders	Owned(1)	Beneficially Owned(2)
Loeb Investors Company (3)	492,031	15.1%
Merck Global Health Innovation Fund, LLC(4)	385,239	11.4%
University of Rochester(5)	232,470	7.1%

Directors, Nominees and Named Executive Officers
Robert Klimasewski(3), (6)	99,684	3.1%
Eric Converse(6)	24,245	*
Terence Walts(6)	12,979	*
Charles Phelps(6)	12,592	*
James Groff(6)	2,807	*
Bruce Lev(3), (6)	625	*
Andrew Levitch	-	*
Michael Woehler	-	*
Current Directors and Executive Officers as a group (8 persons)	152,931	4.7%

*	Less than 1% of the outstanding shares of common stock.

(1)	Includes options, warrants, convertible stock, and similar rights to purchase shares of VirtualScopics common stock that are exercisable within sixty (60) days of April 6, 2015.

(2)	The calculations in these columns are based upon 2,994,928 shares of common stock outstanding on April 6, 2015, plus the number of shares of common stock subject to outstanding options, warrants and convertible stock held by the person with respect to whom the percentage is reported on such date. The shares of common stock underlying such options, warrants, convertible stock and similar rights, are deemed outstanding for purposes of computing the percentage of the person holding such options but are not deemed outstanding for the purpose of computing the percentage of any other person. The calculations also assume the convertibility of all shares of preferred stock into 83.036 shares of common stock per share.

(3)	Mr. Klimasewski is a limited partner in Loeb Investors Company 147, LP, and disclaims any beneficial ownership of such shares held by Loeb Investors Company 147, LP. Mr. Lev is a managing director of Loeb Holding Corp., the general partner of Loeb Investors Company 147, LP, and disclaims any beneficial ownership of shares held by Loeb Investors Company 147, LP. The address for Loeb Investors Company 147, LP is 125 Broad Street, 14th Floor, New York, NY 10004.

(4)	Based on a Schedule 13D filed by Merck Global Health Innovation Fund, LLC filed April 13, 2012. Represents 249,107 shares of common stock that may be acquired upon the conversion of Series C-1 Preferred Stock and 136,132 shares of common stock issuable upon the exercise of the Series C Warrants. The address for Merck Global Health Innovation Fund, LLC is One Merck Drive, Whitehouse Station, New Jersey 08889-0100.

(5)	Based solely on a Form 4 filed by the University of Rochester, September 16, 2013. The address of the University of Rochester, 601 Elmwood Avenue, Admin Bldg. 263, Rochester, NY 14626. We have not attempted to verify independently any of the information contained in the Form 4.

(6)	Presently reported ownership includes 40,032, 625, 7,532, 5,032, 2,807 and 625 shares issuable under options exercisable within 60 days of April 6, 2015, held by Messrs. Klimasewski, Converse, Walts, Phelps, Groff, and Lev, respectively. Mr. Walts’ reported ownership also includes 4,152 shares issuable upon conversion of Series A Preferred Stock. The address of each is c/o VirtualScopics, Inc., 500 Linden Oaks, Rochester, NY, 14625.

9

Preferred Stock	Number of Preferred Shares Beneficially Owned(1)	Percentage of Preferred Shares Beneficially Owned(2)
5% or greater stockholders
Merck Global Health Innovation Fund, LLC(3)	3,000	52.0%
Philip J. Hempleman(4), (5)	1,500	26.0%
SRK Management Co.(6), (7)	500	8.7%

(1)	Includes all shares of Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock held. There are currently no options, warrants, convertible stock, or similar rights to purchase shares of Series A Preferred Stock, Series B Preferred Stock or Series C-1 Preferred Stock. Each share of Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock is convertible into 83.036 shares of common stock.

(2)	The calculation in this column is based upon 2,165 shares of Series A Preferred Stock, 600 shares of Series B Preferred Stock and 3,000 shares of Series C-1 Preferred Stock outstanding on April 6, 2015. There are currently no options, warrants, convertible stock, or similar rights to purchase shares of Series A Preferred Stock, Series B Preferred Stock or Series C-1 Preferred Stock.

(3)	Shares indicated represent Series C-1 Preferred Stock currently owned by Merck Global Health Innovation Fund, LLC. The address of Merck Global Health Innovation Fund, LLC is One Merck Drive, Whitehouse Station, New Jersey 08889-0100.

(4)	Shares owned by Mr. Philip J. Hempleman and the 1998 Hempleman Family Trust, each having an address of Two Dublin Hill Drive, Greenwich, CT 06830.

(5)	Shares indicated represent Series A Preferred Stock.

(6)	Shares indicated represent Series B Preferred Stock.

(7)	The address of SRK Management Co. is 810 Seventh Avenue, 41st Floor, New York, New York 10019.

The Series C-1 Preferred Stock has a 4% cumulative dividend and is senior in liquidation preference to the Series A Preferred Stock, Series B Preferred Stock and common stock. Subject to certain exceptions, the holders of the Series B Preferred Stock are only entitled to be paid dividends if full dividends are first paid or concurrently paid to the holders of the Series C-1 Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company pursuant to Rule 16a-3(d) during the year ended December 31, 2014, no person, who at any time during the year was a director, executive officer or beneficial owner of more than 10% of any class of our common stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

Information About Executive Officers

In addition to Eric Converse, VirtualScopics’ other executive officer is James Groff, Chief Financial Officer.

James Groff, age 45, has served as Chief Financial Officer since August 2013. Mr. Groff previously served as the Controller of the Company beginning in February 2013 and as Accounting Manager of the Company beginning in January 2006. Mr. Groff’s primary functions at VirtualScopics include the preparation and oversight of internal and external reporting including public filings and the review and implementation of the Company’s financial controls. Mr. Groff received his B.S. degree from the State University of New York from Brockport.

10

Executive Compensation

Summary Compensation Table

The following table discloses compensation received by our principal executive officer and principal financial officer (the “named executive officers”), and our former chief executive officer and former chief financial officer for 2014 and 2013.

					Stock	Option	All Other
		Salary		Bonus	Awards	Awards	Compensation		Total
Position	Year	($)		($)	($)	($)(2)	($)		($)
Eric Converse	2014	$310,771	(1)	$74,202	$-	$159,815	$12,550	(3)(4)	$557,338
President and CEO	2013	$60,524		$-	$-	$12,750	$8,238	(5)	$81,512
James Groff	2014	$149,369		$25,842	$-	$48,905	$16,702	(3)	$240,818
Chief Financial Officer	2013	$113,333		$14,067	$-	$4,185	$13,171	(3)	$144,756
Jeffrey Markin	2013	$283,428		$98,136	$-	$-	$202,483	(3)(6)	$584,047
Former CEO(7)
Molly Henderson	2013	$169,794		$-	$-	$-	$2,566	(3)	$172,360
Former CFO(7)

(1)	Represents Mr. Converse’s salary paid under a Services Agreement from January 1 to July 23, 2014, and under his Employment Agreement from July 23 to December 31, 2014.

(2)	The option award amounts represent the Black Scholes value of the stock options at the date of grant. Per SEC rules, the amount excludes forfeitures for service-based vesting conditions.

(3)	The Company allows for the named executive officers to participate with standard employee medical, dental, group life, disability coverage and the Company’s 401(k) program. These amounts are the total premiums paid by the Company for such standard coverage.

(4)	The other compensation includes $11,250 for travel and lodging expenses of up to $2,250 per month pursuant to Mr. Converse’s Employment Agreement dated July 23, 2014.

(5)	The other compensation represents board fees that the named executive officer received prior to being elected as Interim President and Chief Executive Officer of the Company on October 25, 2013

(6)	In addition to amounts paid by the Company for standard employee medical, dental, group life, disability coverage and 401(k) program, Mr. Markin’s other compensation represents separation payments in the aggregate amount of $188,663 paid or accrued to Mr. Markin during 2013.

(7)	Mr. Markin served as the Company’s Chief Executive Officer until his resignation, effective October 25, 2013. Ms. Henderson served as the Company’s Chief Financial Officer until her resignation, effective August 31, 2013.

 401(k) and Profit-Sharing.

The Company maintains a 401(k) plan for all eligible employees. All named executive officers are eligible for this plan up to the IRS wage or contribution limits.

Health and Welfare Benefits

Eligible employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental, and group disability and life insurance.

Employment Agreements

Eric Converse

Eric Converse serves as President and Chief Executive Officer under an Employment Agreement dated July 23, 2014. The agreement is extended automatically for one-year periods so long as Mr. Converse remains employed by the Company. It provides for an annual salary of $325,000 with an annual incentive bonus tied to the achievement of Company goals, as approved by the Compensation Committee. Mr. Converse is also eligible to participate in certain health, medical and dental, disability and other executive benefit plans that are afforded to other executive officers. The Employment Agreement provides that if the Company terminates his employment without cause, it is required to pay his annual salary and benefits for a period of six months after his termination. If a Change in Control of the Company (as defined in his Employment Agreement) occurs on or before the third anniversary of his employment, then the Company is required to pay Mr. Converse an amount equal to 75% of his annual salary for the year in which the Change in Control occurs.

11

If Mr. Converse is employed by the Company on the one-year anniversary of this employment, the Company will award him an option to purchase an additional 87,017 shares, and if still employed on the second-year anniversary, will award him an option to purchase an additional 43,510 shares. Each award is subject to the terms of the Company’s Amended and Restated 2006 Long-Term Incentive Plan. The options will vest at the rate of 25% on each anniversary of each award while Mr. Converse is employed by the Company.

In connection with Mr. Converse’s initial service with the Company as interim President and Chief Executive Officer, we entered into a Services Agreement with Converse & Company, dated October 25, 2013 (the “Services Agreement”). Mr. Converse is a principal and sole shareholder of Converse & Company. Converse & Company’s was paid at a monthly rate of $25,310. The Services Agreement was terminated in July 2014 in connection with entering into the employment agreement with Mr. Converse.

James Groff

James Groff serves as Chief Financial Officer under an Employment Agreement dated August 19, 2014. The term of the agreement is extended automatically for one-year periods so long as Mr. Groff remains employed by the Company. It provides for an annual salary of $150,000 with an annual incentive bonus tied to the achievement of Company goals, as approved by the Compensation Committee. Mr. Groff is also eligible to participate in certain health, medical and dental, disability and other executive benefit plans that are afforded to other executive officers. Under the Employment Agreement, if the Company terminates his employment without cause, it is required to pay his annual salary and benefits for a period of six months after his termination. If a Change in Control of the Company (as defined in his Employment Agreement) occurs on or before the third anniversary of his employment, then the Company is required to pay Mr. Groff an amount equal to 50% of his annual salary for the year in which the Change in Control occurs.

If Mr. Groff is employed by the Company on the one-year anniversary of his employment, the Company will award him an option to purchase an additional 25,000 shares, and if still employed on the second-year anniversary, will be awarded an option to purchase an additional 25,000 shares. Each award is subject to the terms of the Company’s Amended and Restated 2006 Long-Term Incentive Plan. The options will vest at the rate of 25% on each anniversary of each award while Mr. Groff is employed by the Company.

Other

On October 25, 2013, the Company and Jeffrey Markin entered into a Separation, Waiver and Release Agreement (the “Separation Agreement”), pursuant to which Mr. Markin resigned as the President, Treasurer and Chief Executive Officer, and as director of the Company. Under the terms of the Separation Agreement, Mr. Markin received monthly separation payments in the amount of $25,310 continuing until May 31, 2014. In addition, Mr. Markin received benefits through May 31, 2014. He also received the 2013 bonus earned under the Company’s Bonus Plan, pro-rated to the date of the Separation Agreement. Unvested stock options, stock awards and restricted stock units granted to Mr. Markin were by their terms forfeited as of the effective date of the Separation Agreement, other than 11,992 shares underlying restricted stock units which vested on the date of termination. Also under the Separation Agreement, Mr. Markin provided a general release in favor of the Company and its affiliates. Mr. Markin is also obligated to comply with existing covenants not to compete, for nine months following the separation date, and of confidentiality.

Bonus Plans

During 2014, the Compensation and Personnel Committee administered bonuses to our executive officers under the Company Bonus Plan. The Company Bonus Plan covers all employees of the company including the Chief Executive Officer and the Chief Financial Officer. The Company Bonus Plan provides performance criteria based upon certain financial and operational targets for the 2015 fiscal year. If our performance meets or exceeds the stated targets in the Plan, the participating employees may receive cash incentive bonus payments equal to a percentage of an employee’s eligible base pay, and amounts may be further adjusted for individual performance. With respect to the Chief Executive Officer, the bonus percentage range was 0% to 48.7% of eligible base pay (on target is 37.5%), and for the Chief Financial Officer, the bonus percentage range was 0% to 26% (on target is 20%). Executive officers are not eligible for a bonus unless the Company meets an initial threshold for financial performance. Employees other than the executive officers may receive a discretionary bonus if our performance results do not meet the threshold. The Committee may adjust the bonus amounts on a discretionary basis for individual performance, and for results above the maximum thresholds.

12

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards made to our named executive officers that were outstanding at December 31, 2014.

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying		Option	Option
	Unexercised	Unexercised		Exercise	Expiration
	Options	Options		Price	Date
	(#)	(#)		($)
Name	Exercisable	Unexercisable
Eric Converse	625	1,875	(1)	$5.10	8/28/2023
President and Chief Executive Officer	-	87,017	(1)	$4.10	7/22/2024

James Groff	750	-	(1)	$12.00	11/14/2017
Chief Financial Officer	375	-	(2)	$12.00	2/2/2016
	500	-	(1)	$11.20	2/23/2020
	400	-	(1)	$19.90	3/2/2021
	282	93	(1)	$11.30	1/27/2022
	500	500	(1)	$7.40	1/29/2023
	-	25,000	(1)	$4.20	8/19/2024

(1) These options have a ten year expiration and vest in four annual increments beginning on the date of grant.

(2) These options were exchanged in a 1 for 2 stock option exchange on November 4, 2009. Under the terms of the stock option exchange, the expiration date did not change and one year was added to the vesting schedule for each grant, all other terms and conditions remained the same as those when originally granted.

Transactions with Related Parties

Merck & Co. (“Merck”) is an owner of one of our stockholders, GHI. GHI beneficially owns 11.4% of our common stock through ownership of Series C-1 Preferred Stock. During 2014 and the three months ended March 31, 2015, we received $204,688 and $98,664, respectively, for clinical imaging services provided to Merck. As of March 31, 2015, we had a receivable balance of $65,488 for Merck.

13

PROPOSAL 2 - INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to stockholder ratification, our Audit Committee has appointed Marcum LLP, to serve as our Independent Registered Public Accounting Firm for the year ending December 31, 2015. Selection of our Independent Registered Public Accounting Firm is not required to be submitted to a vote of the stockholders. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. Approval of the proposal to ratify the appointment of Marcum LLP requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter at the Annual Meeting.

No representatives of Marcum LLP are expected to be present at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

Fees for Audit and Other Services

The following table shows the fees billed or expected to be billed to us for the audit and other services provided by Marcum LLP for 2013 and 2014:

	2013	2014
Audit Fees	$153,612	$157,109
Audit Related Fees	-	-
Total Audit and Audit Related Fees	153,612	157,109
Tax Fees	-	-
Total Fees	$153,612	$157,109

Audit Fees. This category includes the audit of our consolidated financial statements, and reviews of the financial statements included in our Quarterly Reports on Form 10-Q. This category also includes the review of interim financial statements, SEC registration statements and comfort letters.

Audit Related Fees. The services for fees under this category include other accounting advice.

Tax Fees. These fees relate to the preparation and review of tax returns, tax planning and tax advisory services.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee administers our engagement of Marcum LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Marcum LLP, and whether for reasons of efficiency or convenience it is in our best interest to engage its independent auditor to perform the services. The Audit Committee has determined that performance by Marcum LLP of the non-audit services listed above did not affect their independence.

Prior to engagement, the Audit Committee pre-approves all independent auditor services. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires that those services be submitted to the Audit Committee for specific pre-approval before the Company can engage for them. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting.

14

PROPOSAL 3 - ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

Under the Dodd-Frank Act and Section 14A of the Exchange Act, the Company’s stockholders are entitled to an advisory (non-binding) vote on the compensation of the Company’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules.

Accordingly, the board of directors is seeking the advisory vote of stockholders on the compensation of the Company’s Chief Executive Officer and Chief Financial Officer as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers.

In 2014, our named executive officers made and effectively managed the execution of key business and strategic decisions that helped the Company achieve business and operational advances. For the fiscal year ended December 31, 2014, we increased bookings for image analysis services over the prior year, had a higher backlog over the end of the prior fiscal year and initiated a new strategic alliance. We also increased the number of proposals submitted for these services over the prior year. These increases occurred following our 2013 leadership transition and resignations of our former chief executive and financial officers.

Our executive compensation program and compensation paid to our named executive officers are described on pages 12-14 of this proxy statement. Our compensation programs are overseen by our Compensation and Personnel Committee, and we have designed our executive compensation program to attract and retain the highest quality executive officers, support our culture of innovation and performance, directly link pay to performance, align employee interests with long-term stockholder interests in the overall success of the Company, and build value for our stockholders. The program provides total compensation opportunities at levels that are competitive in our industries, ties a significant portion of each executive’s compensation to his or her individual performance and contribution to achieving our short-term and long-term business objectives, and closely aligns the interests of our executives with the interests of our stockholders.

Accordingly, the board of directors encourages you to review pages 12-14 and other disclosures on compensation carefully. You may vote for or against the following resolution, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. We ask you to cast a vote to approve the compensation of our named executive officers through the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed on pages 12-14 of the Company’s proxy statement for the 2015 Annual Meeting, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion and disclosures included in this proxy statement.”

This vote is non-binding on the Company and the Board of Directors, and therefore will not override any compensation decisions made by the Compensation and Personnel Committee or the board of directors. The board and Compensation and Personnel Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT, PURSUANT TO THE FOREGOING RESOLUTION.

15

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the Securities and Exchange Commission, in accordance with the Securities Exchange Act of 1934, as amended. You may read and copy our reports, proxy statements and other information filed by us at the Public Reference Room of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our reports, proxy statements and other information filed with the SEC are available to the public over the Internet at the SEC’s website at http://www.sec.gov and through a link at our website at http://www.virtualscopics.com. However, information on the SEC’s website and on our website does not constitute a part of this Proxy Statement.

ANNUAL REPORT TO STOCKHOLDERS

For those stockholders that received the full set of the proxy materials in the mail, a copy of our Annual Report for 2014 accompanies this Proxy Statement. For those stockholders that received only the Notice, this Proxy Statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form are available as instructed on the Notice.  The Notice contains instructions on how to access the proxy materials over the internet and vote online. These materials contain detailed information about the meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

Internet Availability of Proxy Materials

Under rules recently adopted by the Securities and Exchange Commission, we are furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials, or “Notice” sent to stockholders who hold their shares in street name. The Notice will also include instructions for stockholders who hold their shares in street name on how to access the proxy card to vote via the Internet, and how to obtain directions to be able to attend the meeting and vote in person. Our principal executive offices are located at 500 Linden Oaks, Rochester, New York 14625; telephone (585) 249-6231.

A stockholder who wishes to receive written copies of the Annual Report or proxy materials, now or in the future, or directions to be able to attend the meeting and vote in person, may obtain them, without charge, by addressing a request to James Groff, Chief Financial Officer, VirtualScopics, Inc., 500 Linden Oaks, Rochester, New York, 14625, calling the number indicated on the Notice and Access, or e-mailing info@virtualscopics.com.

HOUSEHOLDING

We have adopted a procedure called “householding”, which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail.

We will deliver promptly upon written or oral request, a separate copy of the Annual Report and this Proxy Statement, and any amendments to the foregoing materials that are required to be furnished to stockholders to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the Annual Report or this Proxy Statement, contact us at: James Groff, Chief Financial Officer, VirtualScopics, Inc., 500 Linden Oaks, Rochester, New York, 14625, (585) 249-6231. If you are a stockholder, share an address and last name with one or more other stockholders and would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact the Company in the same manner.

If you are the beneficial owner, but not the record holder, of our shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

16

OTHER MATTERS

We do not know of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, VirtualScopics will cancel the proxy.

STOCKHOLDERS’ PROPOSALS FOR PRESENTATION AT THE 2016 ANNUAL MEETING

Under applicable securities laws, stockholder proposals must be received by us no later than December 31, 2015, to be considered for inclusion in our Proxy Statement relating to the 2016 Annual Meeting of Stockholders. If we change the date of the 2016 Annual Meeting by more than 30 days from the date of the 2015 Annual Meeting, then stockholder proposals must be received by us a reasonable time before we begin to print and mail our Proxy Statement for the 2016 Annual Meeting. A stockholder proposal submitted outside the process of SEC Rule 14a-8 is considered untimely if it is not received by March 21, 2016.

By the Order of the Board of Directors

James Groff, Chief Financial Officer

Rochester, New York

April 22, 2015

17

VIRTUALSCOPICS, INC.

PROXY / VOTING INSTRUCTIONS

VIRTUALSCOPICS, INC.

500 LINDEN OAKS

ROCHESTER, NEW YORK 14625

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eric Converse and James Groff and each of them acting solely, as attorneys and agents with full power of substitution to vote as proxy all the shares of Common Stock, par value $.001 per share, Series A Convertible Preferred Stock, par value $.001 per share, Series B Convertible Preferred Stock, par value $.001 per share, and Series C-1 Convertible Preferred Stock, par value $.001 per share, of VirtualScopics, Inc., which the undersigned would be entitled in any capacity to vote if personally present at the Annual Meeting of Stockholders of VirtualScopics, Inc. to be held at 10:00 a.m. on June 2, 2015, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York, 14610, and at any adjournment(s) thereof, in the manner indicated on the reverse hereof and in her/his discretion on such other matters as may properly come before said meeting or any adjournments thereof.

To vote by mail, please sign and date the card on the reverse side and return promptly by mail in the enclosed, postage pre-paid envelope. To vote by Internet, please access the web page at www.cstproxyvote.com and follow the instructions. Have your control number available when you access the webpage. To vote by telephone, please call the number provided on the Notice and Access and follow the instructions. Have your control number and the proxy card available when you call.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage paid envelope provided. Specific choices may be made on the reverse side.

Dated _________________

Signature

Signature if held jointly

When signing as Executor, Administrator, Trustee or the like, please give full title.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. ANY PROXY WHICH IS EXECUTED IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY DIRECTOR NOMINEE, SHALL BE DEEMED TO GRANT SUCH AUTHORITY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

Continental Stock Transfer

17 Battery Place, 8th Floor

New York, New York 10004

18

☒ Please mark your vote as in this example.

(1) Election of Directors (except as specified below)	FOR ALL ☐ nominees listed below	WITHHOLD AUTHORITY TO VOTE FOR ☐ all nominees listed below	EXCEPTIONS ☐

Eric Converse

Robert G. Klimasewski

Bruce L. Lev

Charles E. Phelps, Ph.D.

Terence A. Walts

Michael Woehler, Ph.D.

Instructions: To withhold vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name(s) in the space provided below.

(2) To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

FOR ☐                AGAINST ☐                ABSTAIN ☐

(3) To cast a non-binding advisory vote approving the compensation of certain of our executive officers.

FOR ☐                AGAINST ☐                ABSTAIN ☐

(Sign and date on reverse side)

VIRTUALSCOPICS, INC. - ANNUAL MEETING - June 2, 2015

THANK YOU FOR VOTING

19